SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 12, 2006


                               FirstBank NW Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Washington                    0-22435                 84-1389562
---------------------------          -----------           -------------------
State or other jurisdiction          Commission             (I.R.S. Employer
     of incorporation                File Number           Identification No.)


1300 16th Avenue, Clarkston, Washington                             99403
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number (including area code) (509) 295-5100


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01
---------

On March 30, 2006 the Board of Directors of FirstBank NW Corp. ("FirstBank") authorized the payment of incentive compensation in accordance with the Income Performance Bonus Plan and Key Strategic Bonus Plan authorized on June 16, 2005. No additional increases in compensation were made, including increases in executive officer's base salaries and directors' fees. Changes in the payment of incentive compensation under these plans for the fiscal year ended March 31, 2006 are as follows:

Income Performance Bonus Plan
-----------------------------
Executive officers of FirstBank are eligible to receive a bonus if FirstBank attains a target net income goal during the fiscal year. The income performance of the Bank for the fiscal year ended March 31, 2006 substantially exceeded the targeted performance goal. Based on this performance, it was determined that the incentive payment for Messrs. Conklin and Moxley would receive 80% of base salary and Messrs. Otte, Durgan and Acuff receive 50% of base salary. All participants for the 2006 fiscal year will be double the target incentive.

Key Strategic Bonus Plan
------------------------
In addition, the Board of Directors of FirstBank established performance goals under its Key Strategic Bonus Plan and authorized the payment of an additional 10% of executive officers' base compensation. This is an increase of 10% from the payment made for the year ended March 31, 2006 and reflects the determination of the Compensation Committee and the Board of Directors that the specific goals for the year ended March 31, 2006 were substantially met by the executive officers. The Plan provides for a subjective incentive that is based on the attainment by each executive officer of specified goals that support FirstBank's strategies. Some of the goals established provide for compliance with new internal control requirements, achieving deposit and loan growth, improving cost accounting systems to further support profitability analysis and implementing a bank wide training program.

The payment of all performance incentive compensation for fiscal 2006 will be paid in the first payroll period of April 2006.

Special Compensation
--------------------
On April 12, 2006 the Board of Directors approved the award of $75,000.00 in special compensation to Steve R. Cox for additional services to be performed as Chairman of the Board of FirstBank NW Corp. The payment is authorized for disbursement in regular director payroll on May 1, 2006.


                                      * * *

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.


Date: April 14, 2006                   By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer